UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 7, 2022

DOMA HOLDINGS, INC.

(Exact name of Registrant, as specified in its charter)

Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Mission Street, Suite 740
San Francisco, California 94105
(Address of principal executive offices) (Zip code)

650-419-3827
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DOMA	The New York Stock Exchange
Warrants to purchase common stock	DOMA.WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Doma Holdings, Inc. (the “Company”) held on Thursday, July 7, 2022, the Company’s stockholders approved the Amended and Restated Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Omnibus Incentive Plan had previously been approved by the Company’s Board of Directors, subject to stockholder approval. The Omnibus Incentive Plan provides for grants of stock options (both nonqualified and incentive stock options), stock appreciation rights, restricted stock units, performance awards and other cash- and stock-based awards to the Company’s employees and non-employee directors.
The principal features of the Omnibus Incentive Plan are described in detail under “Proposal No. 3 –Approval of the Amended and Restated Omnibus Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 27, 2022 (the “Proxy Statement”). The description of the principal features of the Omnibus Incentive Plan included in the Proxy Statement is incorporated by reference in this Current Report on Form 8-K.
The foregoing description of the principal features of the Omnibus Incentive Plan is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, which is filed as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 7, 2022, the Company held the Annual Meeting. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:
Proposal No. 1 – Election of Directors. The Company’s stockholders elected the following three Class II directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

Name	For	Withheld	Broker Non-Votes
Stuart Miller	213,296,621	4,085,004	43,613,384
Charles Moldow	214,411,773	2,969,852	43,613,384
Karen Richardson	210,496,901	6,884,724	43,613,384

Proposal No. 2 – Ratification of the Appointment of Deloitte & Touche LLP. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
260,825,409	143,996	25,604	--

Proposal No. 3 – Approval of the Omnibus Incentive Plan. The Company’s stockholders approved the Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
199,913,101	17,405,569	62,955	43,613,384

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
10.1	Doma Holdings, Inc. Amended and Restated Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2022

By:	/s/ Eric Watson
Name:	Eric Watson
Title:	General Counsel & Secretary

4